Credit Suisse Financial Services Forum February 9, 2012 Exhibit 99.1 Investment Outlook February, 2012

Forward Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the Company’s expectations for future distributions and market conditions, are not considered historical facts and are considered forward-looking information under the federal securities laws. This information may contain words such as “believes,” “plans,” “expects,”
“intends,” “estimates” or similar expressions.
This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, changes in the Company’s distribution policy, changes in the Company’s ability to pay distributions, changes in the market value and yield of the Company’s assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging and various other risks and uncertainties related to the Company’s business and the economy, some of which are described in our filings with the SEC. Given these uncertainties, you should not rely on forward-looking information.  The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

CYS: Overview
Agency Residential Mortgage Backed Securities
Currently financing lines with 33 lenders
Swap agreements with 14 counterparties
Self managed: highly scalable
Kevin Grant, CEO, President, Chairman
Frances Spark, CFO
Pay dividends and achieve capital appreciation throughout changing interest rate and credit cycles
Be the most efficient Agency REIT in the market
Company intends to distribute all or substantially all of its REIT taxable income
Target Assets
Objective
Senior Management
Focus on Cost
Efficiency
Ample Financing
Sources
Dividend Policy
A Real Estate Investment Trust formed in January 2006

1/7/2005
4/7/2005
7/7/2005
10/7/2005
1/7/2006
4/7/2006
7/7/2006
10/7/2006
1/7/2007
4/7/2007
7/7/2007
10/7/2007
1/7/2008
4/7/2008
7/7/2008
10/7/2008
1/7/2009
4/7/2009
7/7/2009
10/7/2009
1/7/2010
4/7/2010
7/7/2010
10/7/2010
1/7/2011
4/7/2011
7/7/2011
10/7/2011
1/7/2012

1/21/05
4/21/05
7/21/05
10/21/05
1/21/06
4/21/06
7/21/06
10/21/06
1/21/07
4/21/07
7/21/07
10/21/07
1/21/08
4/21/08
7/21/08
10/21/08
1/21/09
4/21/09
7/21/09
10/21/09
1/21/10
4/21/10
7/21/10
10/21/10
1/21/11
4/21/11
7/21/11
10/21/11
1/21/12

Attractive Environment Likely to Persist
Steep Curve
Creates significant positive carry
Very low cost of financing
Significant ROE
Hedge flexibility very important
Fed still fighting deflation
Source:   Bloomberg
(1) February 3, 2012
Mortgage Yields Currently Attractive
Par-Priced 7/1 hybrid rates now 1.84%
(1)
30 Year fixed rates now 3.15%
(1)
15 Year fixed rates now 2.46%
(1)
Hedging rates historically low
February 3, 2012
5/1 Hybrid Net Interest Margin: 1/2005 – 2/2012
5 Year Swap vs. 1 Month LIBOR: 1/2005 – 2/2012
February 3, 2012
5.00
4.00
3.00
2.00
1.00
0.00
3.500
3.000
2.500
2.000
1.500
1.000
0.500
0.000
-0.500
-1.000

CYS INVESTMENTS

CYS INVESTMENTS
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12

Attractive Investment Environment Remains
Source:
Note:
15 Year Hedged (i) 15 Year Unhedged (ii)
Borrow Short
Invest Long
February 3, 2012
15 Year Fixed Hedged with Swaps: 1/1/2005 – 2/3/2012
0.00
1.00
2.00
3.00
4.00
5.00
6.00
7.00
Bloomberg.
Spreads calculated as: (i) 15 year CC Index = 50% 4 year swap, and (ii) 15 year Current Coupon Index

10 Year Treasury Note Auctions
11/98 – 12/11
Treasury Auction Volume
2 Year Treasury Note Auctions
2/98 – 12/11
3 Year Treasury Note Auctions
10/98 – 12/11
Source: Bloomberg, US Treasury
5 Year Treasury Note Auctions
2/98 – 12/11
7 Year Treasury Note Auctions
2/00 – 12/11
30 Year Treasury Note Auctions
2/00– 12/11

1960
1962
1964
1966
1968
1970
1972
1974
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010

Outstanding Mortgage Debt
Agency and GSE Backed Mortgage Pools: $1.16 trillion
Asset-Backed Securities Issuers: $1.88 trillion
Commercial Banks: $3.65 trillion
GSEs: $5.01 trillion
1 Other Holders includes finance companies, credit unions, life insurance companies, state and local government, federal government, household sector, real estate investment trusts, nonfarm noncorporate business, nonfinancial corporate business, private pension funds, state and local government employee retirement funds, property-casualty insurance companies.
Source: U.S. Census Bureau
Other Holders: $2.10 trillion¹
Mortgage Debt Outstanding, 1960-2011
By Type
In millions
Mortgage Debt Outstanding, 1960-2011
By Holder
In millions
2010:
$13.8 trillion
$10,546,477
$2,312,539
$973,799
Home
Multifamily, Farm
Commercial
1960:
$208.3 billion
Home
$33,407
Multifamily, Farm
$33,624
$141,324
Commercial
0
2,000,000
4,000,000
6,000,000
8,000,000
10,000,000
12,000,000
14,000,000

Lacker
Duke
Lockhart
Pianalto
Yellen
Raskin
Bernanke
Governors
2012 Voters
Fed Voters Moving To Be Even More Dovish in 2012
Williams
2013 Voters
Dudley
Evans
Rosengren
Bullard
Obama
Nominees
Sources: federalreserve.gov, Macroeconomic Advisers, LLC,  Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University,  Marketwatch, Thomson Reuters, Federal Reserve Bank of Atlanta, Federal Reserve Bank of Chicago, Federal
Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.
Dudley
George
Hawkish Dovish Neutral
Powell
Stein
Tarullo

The Brief Hawkish Interlude Appears Over
Xiaochuan
China
Bernanke
USA
Shirakawa
Japan Canada
Carney
Australia
Stevens
New Zealand
Bollard
Draghi
EU
Tombini
Brazil
Subbarao
India
Global Accommodation has Reluctantly Restarted
Hawkish Dovish Neutral
Draghi
EU
Ignatiev
Russia

Price
Date
100
80
60
40
20
0

Price
Date
60
50
40
30
20
10
0

Price
Date
80
70
60
50
40
30
20
10
0

Price
100
80
60
40
20
0

Price
Date
70
60
50
40
30
20
10
0

Price
Date
80
70
60
50
40
30
20
10
0

The Iowa Electronic Futures Market: Obama re-elected and
a Republican Congress
Democrat
Republican
Romney
Gingrich
Republican House/
Republican Senate
Republican House/
Democrat Senate
Democrat House/
Democrat Senate
Democrat House/
Republican Senate
Source: The Iowa Electronic Markets
As of February 3
Romney
Gingrich
Republican House/
Republican Senate
Republican House/
Democrat Senate
Democrat House/
Democrat Senate
Democrat House/
Republican Senate
2012 US Republican National Convention Market 2012 US Presidential Election Vote Share Market 2012 Congressional Control Winner-Takes-All Market
As of January 23 As of January 23 As of January 23
As of February 3
Democrat
Republican
As of February 3

800
400
0
-400
-800
-1200
05
06
07
08
09
10
11

300,000
250,000
200,000
150,000
100,000
50,000
0
2007
2008
2009
2010
2011

12 Month % Change
All Items
Core CPI
Dec
3.0%
2.2%
2006
2007
2008
2009
2010
2011
2012
2013

1940
1950
1960
1970
1980
1990
2000
2010

Percent
Dec
75.9%
2006
2007
2008
2009
2010
2011
2012
2013

4.5
4.0
3.5
3.0
2.5
2.0
1.5
06
07
08
09
10
11

10 Source: S&P, Fiserv, and Macromarkets LLC / Haver Analytics, BLS, Challenger, Gray & Christmas, US  Dept. of Energy, NYMEX
Economic Recovery Below Normal Pace
U.S. Retail Gasoline Price, Regular Grade
2006 – Present
Capacity Utilization: Manufacturing
2006 – Present
%
Civilian Unemployment Rate
1940 - present
%
CPI-U All Items, Core
2006 – Present
% Change - Year to Year
Total Nonfarm Private Payroll Employment
2005-present
000’s
Challenger, Gray & Christmas, Inc.
Job Cut Announcement Report
2007 – 2011, by Month

GRAB Corp FIT

TBA | 1) Actions | 2) Tools | Fixed Income Trading

10:04 | 3) Settings

4) TBA30 | 5) TBA15 | 6) MBS | 7) Swaps | 8) Butterflies

		3.0	3.5	4.0	4.5
FNCI	Feb	104-03 / 04	105-05+ / 06	105-29+ / 30	106-27+ / 28
	Mar	103-26 / 27	104-30 / 31	105-26 / 27	106-24 / 25
	Apr	103-16+ / 17+	104-24 / 25	105-21 / 22	106-20 / 21
	Feb/Mar	08⅜ / 08+	05⅜ / 05+	02⅞ / 03	03¼ / 03⅜
	Mar/Apr	09¼ / 09+	05⅞ / 06⅛	05 / 05¼	04 / 04¼
FGCI	Feb	103-30 / 31	105-00 / 00+	105-25 / 25+	106-13+ / 14
	Mar	103-22 / 23	104-24 / 25	105-20 / 21	106-10 / 11
	Apr	103-12+ / 13+	104-20+ / 21+	105-17 / 18	106-04 / 05
	Feb/Mar	08⅛ / 08¼	06¼ / 06⅜	04¾ / 04⅞	03⅛ / 03¼
	Mar/Apr	09¼ / 09+	04⅜ / 04⅝	04 / 04¼	05⅝ / 05⅞
GNJO	Feb	/	/	/	/
	Mar	/	/	/	/
	Apr	/	/	/	/
	Feb/Mar	/	/	/	/
	Mar/Apr	/	/	/	/

Benchmarks

Treas 2Y	100-00¾ / 01	0.238 / 234 - 00¾	Treas 7Y	99-13 / 13+	1.339 / 337 - 20
Treas 3Y	99-25+ / 25¾	0.319 / 317 - 01¾	Treas 10Y	100-19 / 19+	1.933 / 931 - 31+
Treas 5Y	100-16 / 16¼	0.773 / 771 - 10	Treas 30Y	99-22+ / 24	3.140 / 138 -2-20+

Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2012 Bloomberg Finance L.P.
SN 698985 H359-855-3 03-Feb-12 10:04:20 EST GMT-5:00

Economics of Forward Purchase
Source: Bloomberg 02/03/12
1 5 3/8 /32 represents a discount to the purchase price of the security of approximately $0.30 per month from trade date to settlement date.
Economics of Forward Purchase
Example: 15 yr. 3 ½% drop = ~5
3/8
/32 pt. per month
1

$0.35
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
Oct-09
$0.55
Jan-10
$0.55
Apr-10
$0.60
Jul-10
$0.60
Oct-10
$0.60
Dec-10
Portfolio Composition and Results
Total Agency RMBS: $9,372.4 million
$0.60
Apr-11
1 As of  12/31/11
$0.60
Jul-11
$0.55
Oct-11
Dec-11
$0.50
15 Year Fixed
Rate: 53.5%
Hybrid ARMs:
34.5%
20 Year Fixed
Rate: 6.2%
30 Year Fixed
Rate: 2.8%
10 Year Fixed
Rate: 3.0%
CYS Agency RMBS Portfolio
1
CYS Dividends: 10/2009 – 12/2011

Portfolio Characteristics
* As of 12/31/11
(1) MTR, or “Months to Reset,” is the number of months remaining before the fixed rate on a hybrid ARM becomes a variable rate. At the end of the fixed period, the variable rate will be determined by the margin and the pre-specified caps of the ARM. After the fixed period, the interest rates on
100% of our hybrid ARMs reset annually.
(2) CPR, or “Constant Prepayment Rate,” is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year. Specifically, the CPR is an annualized version of the prior three month prepayment rate.
Securities with no prepayment history are excluded from this calculation.
(3) Weighted average months to reset of our hybrid ARM portfolio.
Par Value Fair Value
Asset Type
Cost/Par
Fair
Value/Par MTR
(1)
Coupon CPR
(2)
10 Year Fixed Rate $272,115 $284,948 $103.96 $104.72 N/A 3.50% 13.6%
15 Year Fixed Rate 4,763,965 5,010,121 102.53 105.17 N/A 3.79% 17.8%
20 Year Fixed Rate 551,766 585,103 102.32 106.04 N/A 4.14% 28.1%
30 Year Fixed Rate 239,747 259,123 103.09 108.08 N/A 5.00% 26.3%
Hybrid ARMs 3,098,024 3,233,159 102.31 104.36
64.0
(3)
3.29% 20.3%
Total/Weighted Average  $8,925,617 $9,372,454 $102.50 $105.01 64.0 3.66% 19.5%
Weighted Average
(in thousands)
CYS Agency RMBS Portfolio Characteristics*

History of Transparent and Consistent
Financial Reporting
CYS uses Financial Reporting for Investment Companies
CYS financial reporting - Best in Class
Schedule of investments
NAVs have reflected mark-to-market accounting since inception
No OCI account on balance sheet
Realized and unrealized losses taken through income statement
Losses expensed in period incurred

Historical Financials
12/31/2011 9/30/2011
Income Statement Data (in 000's)
Investment Income – Interest Income $61,631 $64,566
Total expenses 10,510 14,610
Net Investment Income $51,121 $49,956
Net gain (loss) from investments (8,587) 120,959
Net gain (loss) from swap and cap contracts 1,559 (74,594)
Net Income $44,093 $96,321
Net Income Per Common Share (diluted) $0.53 $1.16
Distributions per Common Share $0.50 $0.55
Non-GAAP Measure (in 000's)
Core Earnings
(1)
$37,836 $34,487
Non-GAAP Reconciliation
NET INCOME $44,093 $96,321
Net (gain) loss from investments 8,587 (120,959)
Net (gain) loss on termination of swap contracts 1,411 -
Net unrealized (appreciation) depreciation on swap
and cap contracts (16,255) 59,125
Core Earnings $37,836 $34,487
Key Portfolio Statistics*
Average yield on Agency RMBS
(2)
2.81% 3.02%
Average cost of funds and hedge
(3)
1.01% 1.07%
Interest rate spread net of hedge
(4) 1.80% 1.95%
Operating expense ratio
(5)
1.53% 2.33%
Leverage ratio (at period end)
(6)
7.7:1 7.7:1
Three Months Ended
Balance Sheet Data (in 000's) 12/31/2011 9/30/2011
Cash and Cash Equivalents $11,508 $7,180
Total Assets $9,518,057 $9,540,317
Repurchase Agreements $7,880,814 $7,540,669
Net assets $1,077,458 $1,074,207
Net assets per common share $13.02 $12.98
As of
(in 000's)
(1) Core Earnings is defined as net income (loss) excluding net realized gain (loss) on investments, net unrealized appreciation (depreciation) on investments, net realized gain (loss) on termination of swap contracts and unrealized appreciation (depreciation) on swap and cap contracts.
(2) Our average yield on Agency RMBS for the period was calculated by dividing our interest income from Agency RMBS by our average Agency RMBS.
(3) Our average cost of funds and hedge for the period was calculated by dividing our total interest expense, including our net swap and cap interest income (expense), by our average repurchase agreements.
(4) Our interest rate spread net of hedge for the period was calculated by subtracting our average cost of funds and hedge from our average yield on Agency RMBS.
(5) Our operating expense ratio is calculated by dividing operating expenses by average net assets.
(6) Our leverage ratio was calculated by dividing (i) the Company’s repurchase agreements balance plus payable for securities purchased minus receivable for securities sold (ii) by net assets.
* All percentages are annualized.

16 Financial Highlights Steep yield curve and attractive spreads in target assets Tailwinds likely to continue Fed’s Transparency very helpful Investment Company accounting provides transparency

Credit Suisse Financial Services Forum February 9, 2012 Investment Outlook February, 2012